UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2012 (April 17, 2012)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2012, NeurogesX, Inc. (the “Company”) received a Staff Determination Letter (the “Determination Letter”) from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, as of April 16, 2012, the Company had not regained compliance with the minimum $50,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The NASDAQ Global Market, as set forth in NASDAQ Listing Rule 5450(b)(2)(A) (the “Rule”).

The Determination Letter follows the Staff’s notice dated October 18, 2011 that the Company had closed below the minimum $50,000,000 MVLS threshold for 10 consecutive trading days. The Company had been granted a 180 day cure period to regain compliance with the Rule, such cure period expired on April 16, 2012.

The Determination Letter indicated that, based upon the Company’s non-compliance with the Rule, the Company’s securities were subject to delisting from NASDAQ unless the Company timely submits a request for a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”).

The Company plans to timely request a hearing before the Panel, which will stay any suspension or delisting action by the Staff pending the final outcome of the hearing. If the Company does not submit a hearing request prior to April 24, 2012, the Determination Letter states that the Company’s common stock would cease trading on The NASDAQ Global Market on April 26, 2012.

On April 20, 2012, the Company issued a press release entitled “NeurogesX Receives Determination Letter from NASDAQ; Intends to Request Hearing to Remain Listed on NASDAQ.”

A copy of the press release, dated April 20, 2012, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The contents of the press release are deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

The disclosures contained in Item 3.01, including the press release filed as Exhibit 99.1 hereto, are hereby incorporated by reference into this Item 8.01 and deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description

99.1	NeurogesX Receives Determination Letter from NASDAQ; Intends to Request Hearing to Remain Listed on NASDAQ

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

Date: April 20, 2012	By:	/S/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer Chief Financial Officer

Exhibit List

Exhibit No.	Description

99.1	NeurogesX Receives Determination Letter from NASDAQ; Intends to Request Hearing to Remain Listed on NASDAQ